UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

MERIDIAN WASTE SOLUTIONS, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

MERIDIAN WASTE SOLUTIONS, INC.

One Glenlake Parkway
Atlanta, GA 30328

To the Holders of Common Stock and Preferred Stock of Meridian Waste Solutions, Inc.:

This Information Statement is first being mailed on or about January 16, 2018 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Meridian Waste Solutions, Inc., a New York corporation (the “Company”), as of the close of business on December 28, 2017 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 53.8% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals herein will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s common stock and preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

1.	Granting to the Board of Directors of the Company (the “Board”) to take one or more of the following actions (collectively, the “Securities Amendments”) upon the Board deeming it to be in the best interests of the Company, in the Board’s sole discretion, (i) amend the “Conversion Price” for the Series D Preferred Stock, $0.001 par value per share (the “Series D Preferred”), (ii) amend the “Exercise Price” for the Preferred D Warrants, (iii) amend the “Initial Exercise Date” for the Preferred D Warrants, (iv) amend the “Conversion Price” for the Series E Preferred Stock, $0.001 par value per share (the “Series E Preferred”), (v) amend the “Exercise Price” for the Series E Preferred warrants to purchase common stock (the “Series E Warrants”), (vi) amend the “Initial Exercise Date” for the Series E Warrants; and

2.	Approval of anti-dilution rights in the Series B warrants to purchase common stock (the “Series B Warrant Approval”).

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.meridianwastesolutions.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman

Jeffrey Cosman

Chief Executive Officer, Chairman

January 4, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF MERIDIAN WASTE SOLUTIONS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Meridian Waste Solutions, Inc.

One Glenlake Parkway

Atlanta, GA 30328

Tel: (770) 691-1351

INFORMATION STATEMENT

(Preliminary)

January 4, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of December 28, 2017 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Meridian Waste Solutions, Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On December 29, 2018, the Company received a written consent in lieu of a meeting by the holders of 53.8% of the voting power of the Common Stock, including shares of preferred stock that vote with the Common Stock (the “Majority Stockholder”),

1.	authorizing the Board to take one or more of the following actions, as the Company’s Board of Directors (the “Board”) shall determine, in its sole discretion to be in the best interests of the Company’s shareholders (collectively, the “Securities Amendments Approval”):

●	amend the “Conversion Price” for the Series D Preferred, together with adjustment provisions related thereto (collectively the “Series D Preferred Conversion Price Approval”);

●	amend the “Exercise Price” for the Preferred D Warrants, together with adjustment provisions related thereto (collectively the “Preferred D Warrant Exercise Price Approval”);

●	amend the “Initial Exercise Date” for the Preferred D Warrants (the “Preferred D Warrant Exercise Date Approval”);

●	amend the “Conversion Price” for the Series E Preferred, together with adjustment provisions related thereto (collectively the “Series E Preferred Conversion Price Approval”);

●	amend the “Exercise Price” for the Series E Preferred Warrants, together with adjustment provisions related thereto (collectively the “Preferred E Warrant Exercise Price Approval”); and

●	amend the “Initial Exercise Date” for the Series E Warrants (the ”Preferred E Warrant Exercise Date Approval”); and

2.	authorizing the approval of anti-dilution rights in the Series B Warrants (the “Series B Warrant Approval”).

On December 29, 2017, the Board recommended for approval to the Majority Stockholder the Securities Amendments Approval and the Series B Warrant Approval.

On December 29, 2017, the Majority Stockholder approved the Securities Amendments Approval and the Series B Warrant Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act.  Accordingly, your consent is not required and is not being solicited.

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We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about January 16, 2018.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the number of shares of Series A Preferred held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Jeffrey Cosman	1,014,437	51	18,420,353	19,434,789	53.8%

ACTIONS: APPROVAL OF THE SERIES D PREFERRED CONVERSION PRICE APPROVAL, THE SERIES D WARRANT EXERCISE PRICE APPROVAL, THE SERIES D WARRANT DATE APPROVAL, THE SERIES E PREFERRED CONVERSION PRICE APPROVAL, THE SERIES E WARRANT EXERCISE PRICE APPROVAL, THE SERIES E WARRANT EXERCISE DATE APPROVAL, AND THE SERIES B WARRANT APPROVAL.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

The Series D Preferred Conversion Price Approval, the Series D Warrant Exercise Price Approval, the Series D Warrant Date Approval, the Series E Preferred Conversion Price Approval, the Series E Warrants Exercise Price Approval, the Series E Warrants Date Approval and the Series B Warrant Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about February 5, 2018.

Series D Preferred Stock

In the third quarter of 2017, the Company completed an offering of its Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) and warrants (the “Preferred D Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”).

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The Preferred D Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.44 per share, exercisable beginning six months after the date of issuance thereof, on March 8, 2018 or later.

On September 7, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 141,000 shares of the Series D Preferred Stock, having such designations, rights and preferences as set forth in the Series D Designations, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws.

The shares of Series D Preferred Stock have a stated value of $10.00 per share and are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”).

The shares of Series D Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series D Preferred Stock voting on an “as converted” basis, with each share of Series D having 6.94 votes.

The Series D Preferred Stock shall also have the following class voting rights: so long as more than ten percent (10%) of the Series D Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series D Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series D Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series D Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

Upon the Board electing to take action pursuant to the Series D Preferred Conversion Price Approval, the conversion price for the shares of the Series D Preferred would be reduced, resulting in the shares of the Series D Preferred becoming convertible into a greater number of shares of Common Stock, which would result in dilution of current shareholders’ ownership in the Company.

Upon the Board electing to take action pursuant to the Preferred D Warrant Exercise Approval, the exercise dates for the Preferred D Warrants would be accelerated, which may result in the Preferred D Warrants being exercised prior to the current initial exercise date thereof.

Upon the Board electing to take action pursuant to the Series D Preferred Conversion Price Approval, the exercise price of the Preferred D Warrants would be reduced, resulting in the Company receiving a reduced amount of cash upon the exercise of such Preferred D Warrants.

Series E Preferred Stock

The Company recently completed an offering of its Series E Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and warrants (the “Preferred E Warrants”) to purchase shares of the Common Stock.

The Preferred E Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.20 per share, exercisable beginning six months after the date of issuance thereof. The Preferred E Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock.

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On October 23, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 300,000 shares of the Series E Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series E Designations”), as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws. The Company filed a copy of the Amendment to Certificate in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2017.

The shares of Series E Preferred Stock have a stated value of $10.00 per share and, subject to the approval of a majority of the Company’s shareholders (“Shareholder Approval”), are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 20% per annum, with such dividends for the first year earned in advance, to be issued in the form of common stock following Shareholder Approval. The Company and certain key stockholders of the Company entered into a voting agreement with the Investor related to the obtaining of Shareholder Approval (the “Voting Agreement”).

The shares of Series E Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series E Preferred Stock voting on an “as converted” basis, with each share of Series E having 6.94 votes, or, subsequent to Shareholder Approval, 10 votes.

The Series E Preferred Stock shall also have the following class voting rights: so long as more than ten percent (10%) of the Series E Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series E Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series E Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series E Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series E Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series E Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

Based on the Series E Conversion Price and Series E Warrant Exercise Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to a maximum of 7,500,000 shares of Common Stock would be issuable upon conversion of Series E Preferred Stock and exercise of the Preferred E Warrants, in addition to 600,000 shares issuable upon the effectiveness of the approval of the shareholders.

Upon the Board electing to take action pursuant to the Series E Preferred Conversion Price Approval, the conversion price for the shares of the Series D Preferred would be reduced, resulting in the shares of the Series E Preferred becoming convertible into a greater number of shares of Common Stock, which would result in dilution of current shareholders’ ownership in the Company.

Upon the Board electing to take action pursuant to the Preferred E Warrant Exercise Approval, the exercise dates for the Preferred E Warrants would be accelerated, which could result in the Preferred E Warrants being exercised prior to the current initial exercise date thereof.

Upon the Board electing to take action pursuant to the Series D Preferred Conversion Price Approval, the exercise price of the Preferred E Warrants would be reduced, resulting in the Company receiving a reduced amount of cash upon the exercise of such Preferred E Warrants.

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Securities Purchase Agreements

On November 29, 2017, the Company, entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with five (5) accredited investors (the “Purchasers”). Pursuant to the Securities Purchase Agreements, the Purchasers purchased 1,868,933 shares of the Company’s Common Stock, at a price of $1.03 per share of Common Stock, 736,948 Series A Common Stock Purchase Warrants (the “Series A Warrants”), and 664,753 Series B Common Stock Purchase Warrants (the “Series B Warrants”) for an aggregate of $1,925,001.06 (the “Offering”). The Series A Warrants are exercisable immediately, at the price of $1.31 per share, and expire five years from the date of issuance. The Series B Warrants are exercisable on the date six months from the date of issuance, at the price of $1.31 per share, expiring five years from the initial exercise date.

The 1,868,933 shares of Common Stock and the Series A Warrants to purchase up to 736,948 shares of the Company’s common stock were registered in the Company’s Shelf Registration Statement under the Prospectus Supplement to the Prospectus dated June 15, 2017 filed with the United States Securities Exchange Commission on November 30, 2017.

The Series A Warrants have been exercisable starting on December 1, 2017, at the price of $1.31 per share, and expire five years from the date of issuance. The Series A Warrants, in Section 3b and Section 3g, provide that ”[i]f and whenever on or after the date of the Purchase Agreement, the Company issues or sells, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuances issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.  Notwithstanding the foregoing, the Applicable Price shall not be reduced to an amount less than $0.258” and “[w]henever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment… [i]f (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,….”

The Series B Warrants are exercisable starting on June 1, 2018, at the price of $1.31 per share, and expire five years from the June 1, 2018. The Series B Warrants, in Section 3b and Section 3g, provide that ”[i]f and whenever on or after the date of the Purchase Agreement, the Company issues or sells, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuances issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.  Notwithstanding the foregoing, the Applicable Price shall not be reduced to an amount less than $0.258.” and “[w[henever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment… [i]f (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,….”

The Series B Warrant Approval, is required for the Company to comply with NASDAQ Marketplace Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Shareholders (as defined in the NASDAQ Marketplace Rules) of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

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Further Information.

The terms of the designations for the Series D Preferred Stock and the Series E Preferred Stock, the Securities Purchase Agreement, the Form of Preferred D Warrants, Form of Preferred E Warrants, Form of Series A Warrants and Form of Series B Warrants are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the SEC on September 7, 2017, October 23, 2017 and December 5, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Dissenters’ Rights

Under the New York Business Corporation Law, stockholders will not be entitled to dissenters’ rights with respect to the Securities Amendments Approval and the Series B Warrant Approval, and we do not intend to independently provide stockholders with such rights.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

The Securities Amendments Approval and the Series B Warrant Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about February 5, 2018.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 28, 2017, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

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Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Common Stock Owned Beneficially		Percent of Class (1)	Series A Preferred Stock Owned Beneficially	Percent of Class (2)

Jeffrey Cosman, Chief Executive Officer, Chairman	1,358,660	(3)	9.09%	51	100%
One Glenlake Parkway
Atlanta, GA 30328

Chris Diaz, Chief Financial Officer	0		0%		0%
One Glenlake Parkway
Atlanta, GA 30328

Walter H. Hall	175,350		1.19%		0%
One Glenlake Parkway
Atlanta, GA 30328

Joseph Ardagna	14,659	(4)	*		0%
One Glenlake Parkway
Atlanta, GA 30328

Jackson Davis	14,659	(4)	*		0%
One Glenlake Parkway
Atlanta, GA 30328

Thomas Cowee	14,659	(4)	*		0%
One Glenlake Parkway
Atlanta, GA 30328

All directors and officers as a group (6 persons)(3)	1,577,987		10.62%	51	100%

5% or greater shareholders

Clayton Struve	1,495,376	(5)	10.09%	0	0%
175 W. Jackson Blvd., Suite 440
Chicago, IL 60604

Total(3)(5)	3,073,363		20.38%	51	100%

*	denoted less than 1%

(1)	Based on a total of 14,638,207 shares of common stock outstanding as of December 29, 2017, except as otherwise indicated.

(2)	Based on a total of 51 shares of Series A Preferred outstanding as of December 29, 2017.

(3)	Includes 1,560 shares of the common stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the common stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase common stock at an exercise price of $5.16 per share.

(4)	Excludes 3,750 non-employee options to purchase common stock at $20 per share.

(5)	Includes 181,598 warrants to purchase common stock at an exercise price of $5.16 per share; does not include (i) 220,000 shares of Common Stock, issuable upon the Shareholder Approval as dividends pursuant to the Series E Preferred Stock; (ii) 978,500 shares of common stock underlying shares of Series D Preferred Stock, which may not be converted without resulting in such owner holding more than 4.99% of the Company’s outstanding shares, (iii) 1,100,000 shares of common stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted without resulting in such owner holding more than 4.99% of the Company’s outstanding shares, (iv) 1,467,750 warrants to purchase common stock at an exercise price of $1.44 per share, which cannot be exercised prior to March 8, 2018 and which may not be exercised without resulting in such owner holding more than 19.99% of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase common stock at an exercise price of $1.20 per share, which cannot be exercised prior to April 18, 2018 and which may not be exercised without resulting in such owner holding more than 19.99% of the Company’s outstanding shares.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Plan Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Jeffrey Cosman

Jeffrey Cosman

Chairman and Chief Executive Officer

Dated: January 4, 2018

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